UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

February 5, 2007

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive Warrendale, Pennsylvania	15086-7528
(Address of principal executive offices)	(Zip Code)

(724) 776-4857

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 5, 2007, an officer of American Eagle Outfitters, Inc. (the "Company"), pursuant to authorization received from the Company's Board of Directors, informed the NASDAQ Stock Market that the Company intends to transfer its listing to the New York Stock Exchange ("NYSE") and requested that the NASDAQ Stock Market cease trading of the Company's common stock, $0.01 par value per share (the "Common Stock"), effective at the close of the market on March 7, 2007.

ITEM 7.01.	Regulation FD
On February 6, 2007, the Company issued a press release announcing that it plans to list its Common Stock on the NYSE under the symbol "AEO." A copy of this press release is attached hereto as exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 6, 2007 announcing American Eagle Outfitters plans NYSE Listing

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: February 6, 2007	By:	/s/ Neil Bulman, Jr.
Neil Bulman, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 6, 2007 announcing American Eagle Outfitters plans NYSE Listing

* Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.